EXHIBIT 10.26

                              TERMINATION AGREEMENT


THIS TERMINATION AGREEMENT (this "Agreement") is made as of [date]

BETWEEN:

(1)   XL INSURANCE (BERMUDA) LTD, a Bermuda domiciled insurance company ("XLI")

AND:

(2) XL FINANCIAL ASSURANCE LTD., a Bermuda domiciled financial guaranty reinsurance company, ("XLFA")


WHEREAS:

A. XLI, as ceding company and XLFA, as reinsurer entered into a Facultative Quota Share Reinsurance Treaty dated December 31, 1999 (the "Treaty") attached as Exhibit A hereto;

B. The terms of the Treaty provide that the parties may, by mutual consent, terminate such Treaty; and

C. XLI and XLFA wish to enter into this Agreement to terminate the Treaty upon the Effective Date (as hereinafter defined).

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Capitalized terms used herein and not defined shall have the meaning provided for in the Treaty.

1. Pursuant to Section 4.2 of the Treaty, each of XLI and XLFA hereby agree to terminate the Treaty effective upon the date of the initial public offering of the shares of Security Capital Assurance Ltd (the "Effective Date").

2. Each of the Parties acknowledges and agrees that XLFA shall continue to be liable after the Effective Date for Net Liabilities in respect of Policies in force which have been accepted pursuant to the terms of the Treaty.

3. This Agreement may be executed in two or more counterparts each of which shall constitute an original, but all of which when taken together shall constitute one agreement. Any Party may deliver a signed counterpart signature page of this Agreement by fax and such faxed signature pages shall be deemed to be an original for all purposes.

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4.    The terms and  conditions of this  Agreement and the rights of the Parties hereunder shall be governed by and construed in all respects in accordance with the internal laws of Bermuda, without giving effect to the principles of conflicts of laws thereof.


Executed and delivered by the parties hereto as of the date first above written.


Signed for and on behalf of XL INSURANCE (BERMUDA) lTD

By:___________________

Title:




Signed for and on behalf of XL FINANCIAL ASSURANCE LTD.

By:___________________

Title:


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                                    EXHIBIT A

                    FACULTATIVE QUOTA SHAE REINSURANCE TREATY